UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:       December 1, 2008
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (800) 450-7260	39-0715160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 1, 2008, Wisconsin Public Service Corporation (the “Company”) agreed to sell $125,000,000 aggregate principal amount of its Senior Notes, 6.375% Series Due December 1, 2015 (the “Senior Notes”) in a public offering through Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and UBS Securities LLC.  The closing for the sale of the Senior Notes is scheduled for December 5, 2008.  The Senior Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-151119).  In connection with the offering of the Senior Notes, final versions of the following are filed herewith:  (1) the Underwriting Agreement, dated December 1, 2008, by and among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and UBS Securities LLC, for themselves and as representatives of the other underwriters named therein; (2) the Eighth Supplemental Indenture, dated December 1, 2008, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Senior Notes; and (3) the Fortieth Supplemental Indenture, dated December 1, 2008, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Company’s First Mortgage Bonds, Collateral Series H, which are being pledged as security for the Senior Notes.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits. The following exhibits are being filed herewith:

(1)
Underwriting Agreement, dated as of December 1, 2008, by and among Wisconsin Public Service Corporation and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and UBS Securities LLC, for themselves and as representatives of the other underwriters named therein.

(4.1)
Eighth Supplemental Indenture, dated as of December 1, 2008, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

(4.2)
Fortieth Supplemental Indenture, dated as of December 1, 2008, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary

Date: December 4, 2008

WISCONSIN PUBLIC SERVICE CORPORATION

Exhibit Index to Form 8-K
Report Dated December 1, 2008

Exhibit Number

(1)
Underwriting Agreement, dated as of December 1, 2008, by and among Wisconsin Public Service Corporation and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., and UBS Securities LLC, for themselves and as representatives of the other underwriters named therein.

(4.1)
Eighth Supplemental Indenture, dated as of December 1, 2008, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

(4.2)
Fortieth Supplemental Indenture, dated as of December 1, 2008, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).